UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 5, 2014
T-MOBILE US, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000
(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

¨	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.

T-Mobile US, Inc. (the “Company”) held the Annual Meeting of Stockholders (the “Annual Meeting”) on June 5, 2014, after notice was duly given and at which a quorum of the Company’s stockholders was represented by proxy or in person. At the Annual Meeting, the following four proposals were presented:

(1)	Elect eleven directors named in the Proxy Statement to the Company’s Board of Directors;

(2)	Ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

(3)	Vote, on an advisory basis, to approve the compensation of the Company’s named executive officers for fiscal year 2013 as disclosed in the Proxy Statement; and

(4)	Vote on a stockholder proposal, if properly presented at the Annual Meeting.

Proposal 1 - Election of Directors

The following eleven directors were elected at the Annual Meeting to serve terms ending at the Company’s 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified, unless the director earlier resigns, retires, passes away or otherwise no longer serves as a director:

Director Nominee	For	Authority Withheld	Broker Non-Votes
W. Michael Barnes	732,880,678	17,888,984	16,991,214
Thomas Dannenfeldt	684,299,893	66,469,769	16,991,214
Srikant M. Datar	722,302,998	28,466,664	16,991,214
Lawrence H. Guffey	732,429,229	18,340,433	16,991,214
Timotheus Höttges	700,616,258	50,153,404	16,991,214
Bruno Jacobfeuerborn	700,374,973	50,394,689	16,991,214
Raphael Kübler	684,140,278	66,629,384	16,991,214
Thorsten Langheim	684,147,670	66,621,992	16,991,214
John J. Legere	703,279,535	47,490,127	16,991,214
Teresa A. Taylor	732,887,032	17,882,630	16,991,214
Kelvin R. Westbrook	731,104,753	19,664,909	16,991,214

Proposal 2 - Ratification of the Appointment of PricewaterhouseCoopers LLP

The ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2014 was approved as follows:

For	Against	Abstain
767,327,484	197,069	236,323

Proposal 3 - Advisory Vote to Approve Executive Compensation

The advisory vote to approve executive compensation was approved as follows:

For	Against	Abstain	Broker Non-Votes
746,406,034	3,823,551	540,077	16,991,214

Proposal 4 - Vote on Stockholder Proposal

The stockholder proposal related to human rights risk assessment was not approved as follows:

For	Against	Abstain	Broker Non-Votes
50,161,695	664,097,122	36,510,845	16,991,214

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

June 6, 2014	/s/ J. Braxton Carter
J. Braxton Carter Executive Vice President and Chief Financial Officer